EXHIBIT 10(o)

Promissory Note

$100,000
Orlando, FL

May 25th 2010

This Promissory Note (the "NOTE") is made and executed as of the date referred to above by Power Sports Factory, Inc. a Minnesota corporation ("BORROWER") in favor of Juggernaut Financial Group, LLC (“LENDER"). By this Note, the Borrower promises and agrees to pay to the order of Lender, at such place as Lender may designate in writing, the principal sum of One Hundred Thousand dollars ($100,000), pursuant to the terms that certain Loan Agreement of even date herewith (the "LOAN AGREEMENT"), together with interest thereon from the date hereof at the rate of ten percent (10%) per annum, simple interest.

The total amount of this Note will be delivered to within three (3) business days after the date of this Note and all ancillary agreements and documents have been signed and delivered and all collateral has been received by Lender

Borrower shall repay this Note no later than the ninetieth (90th) day following the date hereof. All payments received hereunder shall be applied first to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; second to accrued interest; and third to principal. Borrower may prepay principal at any time without penalty.

An event of default will occur if any of the following events occurs: (a) failure to pay any principal or interest hereunder on the day it becomes due without notice from Lender; (b) if any representation or warranty made by Borrower in the Loan Agreement or in connection with any borrowing or request for an advance thereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made; (c) default by Borrower in the observance or performance of any other covenant or agreement contained in the Loan Agreement, other than a default constituting a separate and distinct event of default under Paragraph 8 of the Loan Agreement; (d) filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing; or (e) filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for Ninety (90) days undismissed, unbonded, or undischarged.

The Borrower and all endorsers now or hereafter becoming parties hereto jointly and severally: (a) waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Borrower liable with respect to this Note; (b) waive any right to immunity from any such action or proceeding and waive any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (c) waive any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding and waive (to the extent lawfully waivable) all provisions and requirements of law for the benefit of the Borrower now or hereafter in force; (d) submits to the jurisdiction of the state and federal courts in the State of Florida for purposes of any such action or proceeding; (e) agrees that the venue of any such action or proceeding may be laid in Orange County, Florida, and waives any claim that the same is an inconvenient forum; (f) stipulates that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in Lender’s records for the Borrower so served, and that any process so served shall be effective five (5) days after mailing; and (g) agrees that the dissolution or merger or consolidation or termination of the existence of the Borrower that is a business entity (or if any person controlling the Borrower shall take any action authorizing or leading to the same), shall at the Lender’s option, which option may be exercised then or at any time thereafter, result in this Note being then due and payable in full.

No provision of this Note shall limit Lender’s right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction. The Borrower hereby consents and agrees that, at any time and from time to time without notice, (i) the Lender and the owner(s) of any collateral then securing this Note may agree to release, increase, change, substitute or exchange all or any part of such collateral, and (ii) the Lender and any person(s) then primarily liable for this Note may agree to renew, extend or compromise this Note in whole or in part or to modify the terms of this Note in any respect whatsoever; no such release, increase, change, substitution, exchange, renewal, extension, compromise or modification shall release or affect in any way the liability of the Borrower, and the Borrower hereby waives any and all defenses and claims whatsoever based thereon.  Until the Lender receives all sums due under this Note and all other Loan Documents in immediately available funds, the Borrower and the Pledgor shall not be released from liability with respect to this Note or the Loan Documents unless the Lender expressly releases the Borrower and the Pledgor in a writing signed by the Lender, and the Lender’s release of the Borrower or the Pledgor shall not release any other person liable with respect to this Note.

The Borrower agrees to pay all costs and expenses of collection incurred by the Lender, in or out of court, and including, court related costs and expenses and reasonable attorneys’ fees and disbursements (and including such costs, fees and disbursements incurred on appeal of any litigation). No extension of time for payment of this Note, and no alteration, amendment or waiver of any provisions of this Note made by the Lender and any person or party shall release, discharge, modify, change or affect the liability of Borrower under this Note.

No delay by the Lender in enforcing any covenant or right hereunder or in any Loan Document shall be deemed a waiver of such covenant or right and no waiver by the Note Holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect. Failure to exercise any and all rights or remedies the Lender may, in the event of any Default, be entitled to shall not constitute a waiver of the right to exercise such rights or remedies in the event of any subsequent Default, whether of the same or different nature. No waiver of any right or remedy by the Lender shall be effective unless made in writing and signed by the Lender, nor shall any waiver on one occasion apply to any future occasion.

This Note may be prepaid at any time in whole or in part without penalty. Prepayment shall not entitle Borrower to a refund of all or any part of interest, points, fees, or other expenses.  This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida. In no event shall any agreed or actual exaction charged, reserved or taken as an advance or forbearance by the Lender as consideration for this Note exceed the limits (if any) imposed or provided by the law applicable from time to time to this Note for the use or detention of money or for forbearance in seeking its collection, and the Lender hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note or any other Loan Documents shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender’s receipt thereof, with the same force and effect as though the Borrower had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.  During any time that this Note bears interest at the maximum lawful rate (whether by application of this paragraph, the default provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year. This provision shall never be superseded or waived and shall control every other provision of all Loan Documents between the Borrower and the Lender.

The Borrower agrees to pay all filing fees and similar charges and all costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including attorney’s fees, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings. The Borrower agrees to pay any documentary stamp taxes, intangibles taxes or other taxes (except for federal or Florida franchise or income taxes based on the Lender’s net income) which may now or hereafter apply to this Note or the Loan Documents or any security therefor, and the Borrower agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.  The Borrower agrees to pay on demand, and to indemnify and hold the Lender harmless from and against, any and all present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with this Note by the laws or Governmental Authorities of any jurisdiction, and all payments to the Lender under this Note shall be made free and clear thereof and without deduction therefor.

      The term “Lender” shall be deemed to include any subsequent holder(s) of this Note.  Whenever used in this Note, the term “person” means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof.  Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate.

THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

(ii)

(iii)	Power Sports Factory, Inc.

By:
Shawn Landgraf, CEO

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